SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2002


              First Horizon Mortgage Pass-Through Trust, Series 2002-1

                (Exact name of registrant as specified in charter)

New York                       333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



c/o The Bank of New York, as Trustee
101 Barclay Street, 8 West
New York, NY			                            10286
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (212) 815-6436

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
               Mortgage Pass-Through Certificates, Series 2002-1

On December 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-1 relating to the distribution date of December 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2002


         First Horizon Mortgage Pass-Through Trust Series 2002-1 (Registrant)

			  Signed:  The Bank of New York, as Trustee


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2002


                             Payment Date: 12/25/02


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  IA1        50,000,000.00    6.250000%             0.00    260,416.67      260,416.67       0.00       0.00
                        IA2       234,949,856.36    6.250000%    27,280,757.66  1,223,697.17   28,504,454.82       0.00       0.00
                        IA3        44,590,000.00    6.250000%             0.00    232,239.58      232,239.58       0.00       0.00
                        IA4        34,237,000.00    6.250000%             0.00    178,317.71      178,317.71       0.00       0.00
Residual                IAR                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        IIA1       70,589,916.21    6.000000%     4,798,036.23    352,949.58    5,150,985.81       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          7,914,493.34    6.227783%         8,756.46     41,074.79       49,831.25       0.00       0.00
                        B2          3,214,459.31    6.227783%         3,556.42     16,682.46       20,238.89       0.00       0.00
                        B3          2,175,941.68    6.227783%         2,407.42     11,292.74       13,700.17       0.00       0.00
                        B4          1,087,970.84    6.227783%         1,203.71      5,646.37        6,850.08       0.00       0.00
                        B5          1,087,970.84    6.227783%         1,203.71      5,646.37        6,850.08       0.00       0.00
                        B6            841,487.12    6.227783%           931.01      4,367.17        5,298.17       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        450,689,095.71     -           32,096,852.62  2,332,330.61   34,429,183.23     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          IA1        50,000,000.00              0.00
                                IA2       207,669,098.70              0.00
                                IA3        44,590,000.00              0.00
                                IA4        34,237,000.00              0.00
Residual                        IAR                 0.00              0.00
                                IIA1       65,791,879.98              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          7,905,736.88              0.00
                                B2          3,210,902.88              0.00
                                B3          2,173,534.26              0.00
                                B4          1,086,767.13              0.00
                                B5          1,086,767.13              0.00
                                B6            840,556.11              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        418,592,243.09     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/02


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     IA1    50,000,000.00     6.250000% 32051DKA9     0.000000      5.208333  1,000.000000
                           IA2   234,949,856.36     6.250000% 32051DKB7    76.582940      3.435180    582.971714
                           IA3    44,590,000.00     6.250000% 32051DKC5     0.000000      5.208333  1,000.000000
                           IA4    34,237,000.00     6.250000% 32051DKD3     0.000000      5.208333  1,000.000000
Residual                   IAR             0.00     6.250000% 32051DKE1     0.000000      0.001987      0.000000
                           IIA1   70,589,916.21     6.000000% 32051DKJ0    48.688784      3.581608    667.632858
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      7,914,493.34     6.227783% 32051DKK7     1.094284      5.133065    987.970118
                           B2      3,214,459.31     6.227783% 32051DKL5     1.094284      5.133065    987.970118
                           B3      2,175,941.68     6.227783% 32051DKM3     1.094284      5.133065    987.970118
                           B4      1,087,970.84     6.227783% 32051DKF8     1.094284      5.133065    987.970118
                           B5      1,087,970.84     6.227783% 32051DKG6     1.094284      5.133065    987.970118
                           B6        841,487.12     6.227783% 32051DKH4     1.094284      5.133066    987.970160
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     450,689,095.71       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       351,354,961.55    67,237,281.50   418,592,243.05
Loan count                    804              163              967
Avg loan rate           6.791844%        6.427640%             6.73
Prepay amount       26,964,355.43     4,548,691.38    31,513,046.81

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        59,840.90        11,840.76        71,681.66
Sub servicer fees       93,639.73        11,413.17       105,052.90
Trustee fees             1,247.06           235.24         1,482.30


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             134,844.00             0.00       134,844.00
Fraud                3,786,486.54       720,404.41     4,506,890.96
Special Hazard       7,536,464.31             0.00     7,536,464.31


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.382225%           100.000000%            434,366,772.57
   -----------------------------------------------------------------------------
   Junior            3.617775%             0.000000%             16,304,264.40
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 5,280,209.92
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                10                 5,280,209.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                648,469.59
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           34,429,183.23         34,429,183.23
Principal remittance amount           32,096,852.62         32,096,852.62
Interest remittance amount             2,332,330.61          2,332,330.61